Exhibit 10.3 AMENDMENT TO COMPLY WITH THE BIPARTISAN BUDGET ACT OF 2018 AND FINAL REGULATIONS RELATING TO HARDSHIP DISTRIBUTIONS This amendment of the Plan is adopted to comply with the requirements of certain provisions of the Bipartisan Budget Act of 2018 and final regulations that amend the rules relating to hardship distributions. This amendment is to be construed in accordance with such laws and any applicable regulations. This amendment shall continue to apply to the Plan, including the Plan as later amended, until such provisions are integrated into the Plan or the provisions of this amendment are specifically amended. This amendment shall supersede any previous amendment and the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment. Plan Name Penske Automotive Group 401(k) Savings and Retirement Plan The Plan named above gives the undersigned the right to amend it at any time. According to that right, the Plan is amended as follows: CHANGES TO FINANCIAL HARDSHIP WITHDRAWALS The provisions of this section of the amendment shall be effective for plan years beginning after December 31, 2018, in accordance with the Bipartisan Budget Act of 2018. By modifying the definitions of Qualified Matching Contributions and Qualified Nonelective Contributions in Plan Sections 1.02 and 3.08, to remove the distribution restriction applicable to hardships. By modifying the definitions of QACA Matching Contributions and QACA Nonelective Contributions in Plan Section 1.02, to remove the distribution restriction applicable to hardships. By modifying subparagraph (b) of Plan Section 5.04 in the Basic Plan as follows: b) The Participant’s Vested Account resulting from Elective Deferral Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions, QACA Matching Contributions, and QACA Nonelective Contributions may not be distributed earlier than Severance from Employment, death, or disability. Such amount may be distributed upon: 1) Termination of the Plan as permitted in Article VIII. 2) The attainment of age 59 1/2 as permitted in Item Z(3), Y(4), and Section 5.05. 3) A federally declared disaster, where resulting legislation or guidance authorizes such a distribution. 4) As a hardship withdrawal as permitted in Item Y(3) and Section 5.05. The Participant’s Vested Account resulting from Elective Deferral Contributions may also be distributed: Effective July 1, 2022 2 Plan ID No. 1080199 (73571) Subtype 101006 5) As a Qualified Reservist Distribution as permitted in Item Y(6) and Section 5.05. 6) If the Participant is deemed to have had a severance from employment as described in Code Section 414(u)(12)(B)(i) and Section 5.03. All distributions that may be made pursuant to one or more of the foregoing distributable events will be a retirement benefit and shallbe distributed to the Participant according to the distribution of benefits provisions of Article VI or VIA, whichever applies. In addition, distributions that are triggered by the termination of the Plan must be made in a lump sum. A lump sum shall include a distribution of an annuity contract. By modifying the first paragraph of Item Y(3) in the Adoption Agreement as follows: 401(k) HARDSHIP. A Participant may withdraw any part of his Vested Account resulting from Elective Deferral Contributions in the event of hardship due to an immediate and heavy financial need. By modifying Item Y(3) in the Adoption Agreement to allow the following Contributions to be available in the event of a financial hardship: Qualified Matching Contributions QACA Matching Contributions Qualified Nonelective Contributions QACA Nonelective Contributions Wage Rate Contributions that are designated as Qualified Nonelective Contributions By modifying subparagraph (a) of Plan Section 5.05 in the Basic Plan as follows: a) Financial Hardship Withdrawals. If elected by the Employer in Item Y(3), withdrawals of part of the Participant's Account as provided in Item Y(3) will be permitted in the event of hardship due to an immediate and heavy financial need. If elected by the Employer in Item Y(7), the portion of the Participant’s Account held in the Qualifying Employer Securities Fund may not be redeemed for purposes of these withdrawals. Immediate and heavy financial need shall be limited to: (i) expenses incurred or necessary for medical care that would be deductible under Code Section 213(a) (determined without regard to whether the expenses exceed the stated limit on adjusted gross income); (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant; (iii) payment of tuition, related educational fees, and room and board expenses, for up to the next 12 months of postsecondary education for the Participant, his spouse, children, or dependents (as defined in Code Section 152 without regard to Code Sections 152(b)(1), (b)(2), and (d)(1)(B)); (iv) payments necessary to prevent the eviction of the Participant from, or foreclosure on the mortgage of, the Participant’s principal residence; (v) payments for funeral or burial expenses for the Participant’s deceased parent, spouse, child, or dependent (as defined in Code Section 152 without regard to Code Section 152(d)(1)(B)); (vi) expenses to repair damage to the Participant’s principal residence Effective July 1, 2022 3 Plan ID No. 1080199 (73571) Subtype 101006 that would qualify for a casualty loss deduction under Code Section 165 (determined without regard to Code Section 165(h)(5) and whether the loss exceeds 10% of adjusted gross income); (vii) expenses and losses (including loss of income) incurred by the Employee on account of a disaster declared by the Federal Emergency Management Agency (FEMA) under the Robert T. Stafford Disaster Relief and Emergency Assistance Act, Public Law 100-707, provided that the Employee’s principal residence or principal place of employment at the time of the disaster was located in an area designated by FEMA for individual assistance with respect to the disaster; or (viii) any other distribution which is deemed by the Commissioner of Internal Revenue to be made on account of immediate and heavy financial need as provided in Treasury regulations. If elected by the Employer in Item Y(3)(g), immediate and heavy financial need shall also include expenses described in (i), (iii), and (v) (relating to medical, tuition, and funeral expenses, respectively) of a Primary Beneficiary. No withdrawal shall be allowed which is not necessary to satisfy such immediate and heavy financial need. Such withdrawal shall be deemed necessary only if all of the following requirements are met: (i) the Participant cannot relieve the immediate and heavy financial need from cash or other liquid resources that are reasonably available to the Participant, (ii) the distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution), and (iii) the Participant has obtained all distributions, other than hardship distributions, currently available under all plans maintained by the Employer. In determining whether the need can be relieved from cash or other liquid resources that are reasonably available to a Participant, the Employer may rely on the Participant's representation (unless the Employer has actual knowledge to the contrary) that the need cannot reasonably be relieved from other resources. This amendment is made an integral part of the aforesaid Plan and is controlling over the terms of said Plan with respect to the particular items addressed expressly herein. All other provisions of the Plan remain unchanged and controlling. Unless otherwise stated on any page of this amendment, eligibility for benefits and the amount of any benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date(s) stated above, shall be determined according to the provisions of the aforesaid Plan as in effect on the day before he became an Inactive Participant. Signing this amendment, the Employer, as plan sponsor, has made the decision to adopt this plan amendment. The Employer is acting in reliance on its own discretion and on the legal and tax advice of its own advisors, and not that of any member of the Principal Financial Group or any representative of a member company of the Principal Financial Group. Effective July 1, 2022 4 Plan ID No. 1080199 (73571) Subtype 101006 Signed this 24th day of June , 2022 . By /s/ Anthony R. Pordon Title Executive Vice President